UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2013

Date of reporting period:	July 1, 2013 to December 31, 2013

Item 1.           Report to Stockholders

February 12, 2014

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the year ended December 31, 2013. The Fund's net asset value per share (the "NAV") ended the period at $10.58. The market price for the Fund's shares was $9.65 on December 31, 2013, representing a market price discount to NAV of 8.8%, which is generally in line with other leveraged, high yield closed-end funds. In 2013, the Fund paid common stock dividends totaling $0.86 per share, including a special dividend of $.145 per share. The dividend yield for the year ended December 31, 2013 on a share of common stock purchased at year-end 2012 was approximately 8.2%. However, there is no certainty that the monthly dividend will continue at the current level of $.065 per share per month. The common stock dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, and operating expenses, among other factors. The Fund's leverage contributed approximately 24% of the common stock dividend in 2013. It is important to note that leverage is a two-edged sword. Leverage increases the total return to the common shareholders in favorable markets while the opposite is true in unfavorable markets.

At year-end, the Fund had borrowed the maximum $100 million available through its credit facility (the "Facility") with The Bank of Nova Scotia. The Facility, which has a one year term, was extended in November for an additional year. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. As a consequence, in the current interest rate environment the 1.07% interest rate on the Facility at December 31, 2013 offered an attractive spread relative to the year-end weighted average current yield of 7.16% on the Fund's portfolio. An increase in the cost of the leverage or reduction in the portfolio's yield will reduce the spread and may reduce the income available for the common stock dividend.

	Total Returns for the Periods Ending December 31, 2013
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	.73%	28.38%
New America High Income Fund (NAV and Dividends)	9.31%	37.40%
Lipper Closed-End Fund Leveraged High Yield Average (NAV and Dividends)	11.39%	40.03%
Credit Suisse High Yield Index	7.53%	30.10%
Citigroup 10 Year Treasury Index	(7.85%)	12.37%

Sources: Credit Suisse, Citigroup, Lipper Inc., The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index and Citigroup 10 Year Treasury Index are unmanaged indices. Unlike the Fund, the indices have no trading activity, expenses or leverage.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

Market Review

High yield bonds produced strong results for the year, outperforming most other fixed income assets against a backdrop that was largely dominated by concerns over rising interest rates. Other external macro developments weighed on the performance for high yield bonds in 2013, including continuing U.S. political discord and looming changes in Fed policy, but each period of elevated volatility was short lived. Recognizing the health of below investment-grade companies, dedicated high yield investors quickly stepped in to buy during times of weakness, particularly following declines in the second quarter.

With corporate fundamentals remaining stable and yields relatively attractive versus other bond sectors, investors continued to deploy fresh capital into the asset class throughout the year. The market performed well despite the highly anticipated announcement from the Fed regarding the future of its asset purchase program.

The 10-year Treasury yield climbed to 3% in late December, its highest level in more than two years, as the Federal Reserve announced that it would begin to reduce its asset purchase program amid solid economic data. The Fed decided to slow the pace of its Treasury and mortgage-backed securities purchases by $5 billion each in January. In addition, the central bank provided enhanced guidance on short-term interest rates, saying that it is likely to keep policy rates near 0% "well past" the time when the unemployment rate falls to 6.5%. Bond markets had a relatively muted reaction to the Fed decision, suggesting that much of the impact of tapering had been discounted in prior months.

As U.S. Treasury yields tracked higher for much of the year, high yield was one of the few fixed income sectors to produce positive absolute results in 2013. For context, the Credit Suisse High Yield Index returned 7.53% for the year versus -2.02% for the Barclays U.S. Aggregate Bond Index, which represents the broad, investment-grade fixed income universe. Higher-yielding, lower-duration CCC rated bonds outperformed higher-rated securities by a wide margin during the fourth quarter and the 12-month period. In addition to benefiting from relatively low-duration profiles, lower-rated companies also generally received a boost from ongoing balance sheet repair.

After a busy fourth quarter, high yield bonds and leveraged loans both set new annual records for primary market activity—more than $1 trillion below investment-grade new issues were priced this year. According to J.P. Morgan, $398.5 billion of new high yield bonds came to the market in 2013, surpassing the previous record of $368 billion that was set in 2012. More than half of this year's new bond deals were refinancing related, which is positive from a fundamental perspective because it allows companies to lower debt costs and extend maturities.

The average yield-to-worst on the Credit Suisse High Yield Index stood at 5.77% at year end, down from 6.25% at the start of the year. Average credit spreads for the index, represented as the yield premium over Treasuries measured in basis points, declined to 436 at year end, after beginning 2013 at 554. The drop in yield and spread does indicate valuations are becoming stretched for the asset class, but the spread figure is still well above the all-time low of 271 basis points for the index that was set in June 2007.

Strategy Review

Holdings in European and emerging markets credits have been an important and growing allocation in the portfolio. Our focus in the expanding European high yield market is on B-rated credits, and we have added several relatively short-maturity bonds that yield more than comparable-quality U.S. issues. European high yield companies have performed well in recent months, in part because interest rates in the region have increased less than in the U.S. Additionally, most of the portfolio's European holdings traded up following reports that the eurozone economy exited its prolonged recession in the second quarter. At year-end 13.4% of total Fund assets was invested in European issuers and approximately 3.8% of total Fund assets was invested in companies domiciled in emerging market countries.

In terms of casting a wider net outside the U.S., cable operator Altice is an interesting fourth-quarter purchase that has operations in developed Europe as well as emerging markets. While this name is well positioned as the top provider in Israel's duopoly cable market, we are also encouraged by its efforts to diversify globally, with key acquisitions in Europe and the Dominican Republic. Furthermore, Altice recently announced its intentions to launch an IPO, and it plans to use the proceeds to pay down debt and fund future acquisitions. The company's commitment to fund additional acquisitions with equity, rather than debt, is positive for bond investors, and the forthcoming deleveraging is likely to boost the fund's position in the company's subordinated securities.

The Fund's emerging markets bond holdings generally lagged during the fourth quarter. The emerging markets corporate bond asset class has experienced some technical pressure related to capital outflows, although there have also been some credit-specific challenges. For instance, the portfolio has a position in NII Holdings, a Latin American wireless carrier that sold off after reporting disappointing earnings and lowering forward guidance. The larger-than-expected decline in revenues was partly linked to subscriber losses in Mexico. We believe the market has somewhat overreacted to these results as the company has ample liquidity, no significant debt maturities until 2016, and additional assets to sell if needed. Moreover, NII has a competitive advantage in terms of 3G network quality within Brazil, which affirms the company's strategic value.

From a credit quality perspective, our CCC allocation is higher within an historical context given the solid fundamental credit backdrop and low default environment. This allocation benefitted Fund performance; however a relatively equal weight distribution between BB and B rated bonds weighed on results versus peers. BB rated securities underperformed as Treasurys rose and many peers carry a higher concentration to single B issues with lower duration profiles.

Lastly, the portfolio continues to benefit from a number of balance sheet repair stories, such as First Data, Travelport, Rite Aid, and SunEdison. In recent months, each of these companies took advantage of favorable capital market conditions to refinance or extend debt maturities, significantly reducing near-term default risk.

Outlook

While we are encouraged that high yield was one of the few fixed income markets to generate positive results in 2013, we believe that capital appreciation potential may be limited for the coming year, with most bonds at a premium to par value. In our view, the most promising total return opportunities are outside the traditional U.S. BB-rated bond space, but we maintain a positive outlook on the overall asset class. Many of the setbacks that high yield bonds faced over the last few years were related to challenges outside of the asset class that have since diminished, including political wrangling in the U.S. and sovereign debt concerns in Europe.

As we continue to broaden the investment opportunity set, we believe our team is in an advantageous position to leverage various independent insights that arise from the firm's global research platform. In an environment where upside potential is somewhat limited, success generally hinges on an investor's ability to appropriately price risk, which requires a deep assessment of credit fundamentals and relative valuations.

Below investment-grade companies are benefiting from an improving economic environment, leading to healthy cash flows, and corporate fundamentals are generally sound. Following a surge in refinancing activity over the past several years, many companies have pushed out near-term maturities and locked in low debt costs for an extended period. The limited amount of high yield bonds that are set to mature over the next two years is highly supportive of the low default environment. The potential restructuring of TXU—a large, highly leveraged utility issuer—could have a material impact on the default rate in 2014, but market participants are largely anticipating this event, and the contagion effects should be limited. Additionally, as we search for select investments outside the traditional high yield universe, it is worth noting that distressed and restructuring situations can represent compelling investment opportunities if the risks are fully identified.

As always, we aim to deliver high current income while seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing focused on favorable returns over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Paul A. Karpers Vice President T. Rowe Price Associates, Inc.

The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary December 31, 2013	As a Percent of Total Investments
Broadcasting and Entertainment	12.14%
Oil and Gas	11.08%
Telecommunications	10.75%
Diversified/Conglomerate Service	7.17%
Building and Real Estate	6.78%
Finance	6.14%
Healthcare, Education and Childcare	5.50%
Mining, Steel, Iron and Non-Precious Metals	4.47%
Retail Stores	4.10%
Containers, Packaging and Glass	3.44%
Automobile	3.43%
Electronics	3.37%
Diversified/Conglomerate Manufacturing	3.26%
Hotels, Motels, Inns and Gaming	3.17%
Chemicals, Plastics and Rubber	2.85%
Beverage, Food and Tobacco	2.31%
Utilities	1.86%
Leisure, Amusement and Entertainment	1.29%
Personal Transportation	1.27%
Insurance	1.01%
Personal, Food and Miscellaneous Services	0.93%
Textiles and Leather	0.73%
Printing and Publishing	0.71%
Banking	0.67%
Aerospace and Defense	0.56%
Personal Non-Durable Consumer Products	0.44%
Cargo Transport	0.35%
Furnishings	0.11%
Groceries	0.11%
Total Investments	100.00%
Moody's Investors Service Ratings December 31, 2013 (Unaudited)	As a Percent of Total Investments
Baa1	0.04%
Baa2	0.25%
Baa3	0.54%
Total Baa	0.83%
Ba1	5.26%
Ba2	7.60%
Ba3	14.63%
Total Ba	27.49%
B1	14.66%
B2	12.30%
B3	18.93%
Total B	45.89%
Caa1	12.55%
Caa2	7.65%
Caa3	1.02%
Total Caa	21.22%
Unrated	3.67%
Equity	0.90%
Total Investments	100.00%

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 137.52% (d)(i)
Aerospace and Defense — .77%
$475	Ducommun, Inc., Senior Notes, 9.75%, 07/15/18	B3	$528
500	Esterline Technologies, Senior Notes, 7%, 08/01/20	Ba2	540
775	Kratos Defense and Security Solutions, Inc., Senior Notes, 10%, 06/01/17	B3	835
			1,903
Automobile — 4.76%
125	Affinia Group, Inc., Senior Notes, 7.75%, 05/01/21	Caa2	131
725	Allison Transmission, Inc., Senior Notes, 7.125% 05/15/19 (g)	B3	783
175	American Axle and Manufacturing, Inc., Senior Notes, 5.125%, 02/15/19	B2	180
350	American Axle and Manufacturing, Inc., Senior Notes, 6.25%, 03/15/21	B2	371
375	American Axle and Manufacturing, Inc., Senior Notes, 6.625%, 10/15/22	B2	397
1,750	Chrysler Group LLC, Senior Notes, 8.25%, 06/15/21	B1	1,999
700	Dana Holding Corporation, Senior Notes, 5.375%, 09/15/21	B2	704
200	Delphi Corporation, Senior Notes, 5%, 02/15/23	Ba1	206
300	Delphi Corporation, Senior Notes, 5.875%, 05/15/19	Ba1	318
375	Delphi Corporation, Senior Notes, 6.125%, 05/15/21	Ba1	416
475	General Motors, Senior Notes, 6.25%, 10/02/43 (g)	Ba1	493
550	Gestamp Fund Lux S.A., Senior Notes, 5.625%, 05/31/20 (g)	B1	560
450	Goodyear Tire & Rubber Company, Senior Notes, 6.50%, 03/01/21	B1	477
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$550	Goodyear Tire & Rubber Company, Senior Notes, 8.25%, 08/15/20	B1	$615
200	Goodyear Tire & Rubber Company, Senior Notes, 8.75%, 08/15/20	B1	235
1,025	Jaguar Land Rover Automotive Plc, Senior Notes, 5.625%, 02/01/23 (g)	Ba2	1,024
600	Milacron LLC, Senior Notes, 7.75%, 02/15/21 (g)	Caa1	629
300	Pittsburgh Glass Works, LLC, Senior Notes, 8%, 11/15/18 (g)	B3	316
800	Schaeffler Finance B.V., Senior Notes, 4.75%, 05/15/21 (g)	Ba2	793
475	Schaeffler Finance B.V., Senior Notes, 6.875%, 08/15/18 (g)	B1	504
325	Sonic Automotive, Inc., Senior Subordinated Notes, 5%, 05/15/23	B3	304
300	Sonic Automotive, Inc., Senior Subordinated Notes, 7%, 07/15/22	B3	326
			11,781
Banking — .93%
675	ABN Amro Bank, N.V., Senior Notes, 4.31%, 12/31/49 (EUR)	Ba2	922
200	Barclays PLC, Junior Subordinated Notes, 8%, 12/31/49 (EUR)	(e)	284
645	Barclays PLC, Junior Subordinated Notes, 8.25%, 12/31/49	(e)	664
400	Credit Suisse Group AG, Senior Notes, 7.50%, 12/31/49 (g)	(e)	423
			2,293

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Beverage, Food and Tobacco — 3.20%
$353	Bumble Bee Acquistion Company, Senior Notes, 9%, 12/15/17 (g)	B3	$385
600	Constellation Brands, Inc., Senior Notes, 6%, 05/01/22	Ba1	637
325	Darling Escrow Corporation, Senior Notes, 5.375%, 01/15/22 (g)	B1	327
1,550	Del Monte Foods Company, Senior Notes, 7.625%, 02/15/19	Caa1	1,612
660	Esal GMBH, Senior Notes, 6.25%, 02/05/23 (g)	(e)	589
255	JBS Investments GMBH, Senior Notes, 7.75%, 10/28/20 (g)	(e)	257
550	Land O'Lakes Capital Trust I, 7.45%, 03/15/28 (g)	Ba3	532
675	Marfrig Holdings (Europe) B.V., Senior Notes, 11.25%, 09/20/21 (g)	B2	642
375	Michael Foods, Inc., Senior Notes, 8.50%, 07/15/18 (g)	Caa1	395
175	Post Holdings, Inc., Senior Notes, 7.375%, 02/15/22	B1	187
250	Post Holdings, Inc., Senior Notes, 7.375%, 02/15/22 (g)	B1	268
350	Shearers Food, Inc., Senior Notes, 9%, 11/01/19 (g)	B3	369
1,575	U.S. Food Service, Inc., Senior Notes, 8.50%, 06/30/19	Caa2	1,723
			7,923
Broadcasting and Entertainment — 16.69%
1,225	Altice Financing S.A., Senior Notes, 6.50%, 01/15/22 (g)	B1	1,231
200	Altice Financing S.A., Senior Notes, 8.125%, 01/15/24 (g)	B3	203
875	Altice Financing S.A., Senior Notes, 9%, 06/15/23 (g)(EUR)	B3	1,318
675	Altice Financing S.A., Senior Notes, 9.875%, 12/15/20 (g)	B3	758
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,075	AMC Networks, Inc., Senior Notes, 4.75%, 12/15/22	B1	$1,025
475	Block Communications, Inc., Senior Notes, 7.25%, 02/01/20 (g)	Ba3	504
325	Cable Communications Systems NV, Senior Notes, 7.50%, 11/01/20 (g)(EUR)	B1	459
275	Cablevision Systems Corporation, Senior Notes, 8.625%, 09/15/17	B1	319
815	CCO Holdings, LLC, Senior Notes, 5.125%, 02/15/23	B1	756
725	CCO Holdings, LLC, Senior Notes, 5.25%, 09/30/22	B1	676
2,350	CCO Holdings, LLC, Senior Notes, 6.625%, 01/31/22	B1	2,420
850	Central European Media Enterprises Ltd., Senior Notes, 11.625%, 09/15/16 (g)(EUR)	(e)	1,166
1,325	Cequel Communications Holdings I, LLC, Senior Notes, 5.125%, 12/15/21 (g)	B3	1,249
1,750	Cequel Communications Holdings I, LLC, Senior Notes, 6.375%, 09/15/20 (g)	B3	1,789
1,075	Clear Channel Communications, Inc., Senior Notes, 9%, 12/15/19	Caa1	1,099
75	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B1	76
475	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B1	485
75	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 7.625%, 03/15/20	B3	78
200	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 7.625%, 03/15/20	B3	210
250	Cogeco Cable, Inc., Senior Notes, 4.875%, 05/01/20 (g)	(e)	244
600	CSC Holdings, LLC, Senior Notes, 6.75%, 11/15/21	Ba3	648

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$750	Dish DBS Corporation, Senior Notes, 4.25%, 04/01/18	Ba3	$763
800	Dish DBS Corporation, Senior Notes, 5.125%, 05/01/20	Ba3	799
450	Dish DBS Corporation, Senior Notes, 5.875%, 07/15/22	Ba3	449
500	DreamWorks Animation SKG, Inc., Senior Notes, 6.875%, 08/15/20 (g)	Ba3	529
350	Gannett Co., Inc., Senior Notes, 5.125%, 10/15/19 (g)	Ba1	364
275	Gannett Co., Inc., Senior Notes, 6.375%, 10/15/23 (g)	Ba1	285
575	GTP Acquisition Partners I, LLC, Senior Notes, 7.628%, 6/15/41 (g)	Ba3	617
325	Lamar Media Corporation, Senior Subordinated Notes, 5.875%, 02/01/22	B1	333
350	Lin Television Corporation, Senior Notes, 8.375%, 04/15/18	B3	371
500	Mediacom Broadband LLC, Senior Notes, 6.375%, 04/01/23	B3	513
500	Midcontinent Communications, Senior Notes, 6.25%, 08/01/21 (g)	B3	505
475	Nara Cable Funding, Limited, Senior Notes, 8.875%, 12/1/18 (g)	B1	508
200	Nara Cable Funding, Limited, Senior Notes, 8.875%, 12/1/18 (g)	B1	214
350	National CineMedia LLC, Senior Notes, 6%, 04/15/22	Ba2	362
1,675	Netflix, Inc., Senior Notes, 5.375%, 02/01/21 (g)	Ba3	1,700
460	Norcell Sweden Holding, Senior Notes, 10.75%, 09/29/19 (g)(EUR)	Caa1	702
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$439	Numericable Finance & Co. S.C.A., Senior Notes, 12.375%, 02/15/19 (g)(EUR)	B2	$736
400	Polish Television Holding B.V., Senior Notes, 11%, 01/15/21 (g)(EUR)	(e)	592
600	Sinclair Television Group, Inc., Senior Notes, 6.125%, 10/01/22	B1	608
450	Sirius XM Radio, Inc., Senior Notes, 4.25%, 05/15/20 (g)	B1	426
400	Sirius XM Radio, Inc., Senior Notes, 4.625%, 05/15/23 (g)	B1	360
500	Sirius XM Radio, Inc., Senior Notes, 5.75%, 08/01/21 (g)	B1	505
725	Starz LLC, Senior Notes, 5%, 09/15/19	Ba2	743
450	Time Warner Entertainment Company, L.P., Senior Notes, 8.375%, 03/15/23	Baa2	515
375	Townsquare Radio LLC, Senior Notes, 9%, 04/01/19 (g)	B3	410
250	TVN Finance Corporation, Senior Notes 7.375%, 12/15/20 (g)(EUR)	B1	370
475	Unitymedia KabelBW GmbH, Senior Notes, 9.50%, 03/15/21 (g)(EUR)	B3	759
1,925	Univision Communications, Inc., Senior Notes, 5.125%, 05/15/23 (g)	B2	1,923
1,050	Univision Communications, Inc., Senior Notes, 6.75%, 09/15/22 (g)	B2	1,152
625	Univision Communications, Inc., Senior Notes, 7.875%, 11/01/20 (g)	B2	691
1,750	Univision Communications, Inc., Senior Notes, 8.50%, 05/15/21 (g)	Caa2	1,934
475	UPCB Finance Limited, Senior Notes, 6.875%, 01/15/22 (g)	Ba3	505

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$550	UPCB Finance Limited, Senior Notes, 7.25%, 11/15/21 (g)	Ba3	$595
575	Videotron Ltee., Senior Notes, 5%, 07/15/22	Ba2	562
125	Vougeot Bidco Plc, Senior Notes, 7.875%, 7/15/20 (g)(GBP)	B2	220
175	WaveDivision Holdings, LLC, Senior Notes, 8.125%, 09/01/20 (g)	Caa1	185
500	Wide Open West Finance, LLC, Senior Notes, 10.25%, 07/15/19	Caa1	556
525	Wide Open West Finance, LLC, Senior Subordinated Notes, 13.375%, 10/15/19	Caa1	608
247	WMG Acquisition Corporation, Senior Notes, 6%, 01/15/21 (g)	Ba3	256
300	WMG Acquisition Corporation, Senior Notes, 11.50%, 10/01/18	B3	346
			41,284
Building and Real Estate — 9.41%
180	Ainsworth Lumber Company Ltd., Senior Notes, 7.50%, 12/15/17 (g)	B2	194
1,425	Associated Materials, Inc., Senior Notes, 9.125%, 11/01/17	Caa1	1,518
275	Aviv Healthcare Properties Ltd. Partnership, Senior Notes, 7.75%, 02/15/19	Ba3	296
1,075	Building Materials Corporation of America, Senior Notes, 6.75%, 05/01/21 (g)	Ba3	1,166
650	Building Materials Holding Corporation, Senior Notes, 9%, 09/15/18 (g)	Caa1	692
1,100	CBRE Services, Inc., Senior Notes, 5%, 03/15/23	Ba1	1,053
500	CCRE Company, Senior Notes, 7.75%, 02/15/18 (g)	B1	529
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$530	Cemex Finance LLC, Senior Notes, 9.375%, 10/12/22 (g)	(e)	$598
1,390	Cemex SAB de CV, Senior Notes, 9%, 01/11/18 (g)	(e)	1,520
450	Corrections Corporation of America, Senior Notes, 4.625%, 05/01/23	Ba1	424
525	DuPont Fabros Technology L.P., Senior Notes, 5.875%, 09/15/21	Ba1	541
650	Dycom Investments Inc., Senior Subordinated Notes, 7.125%, 01/15/21	Ba3	697
650	P.H. Glatfelter Company, Senior Notes, 5.375%, 10/15/20	Ba1	667
1,175	Howard Hughes Corporation, Senior Notes, 6.875%, 10/01/21 (g)	Ba3	1,219
525	iStar Financial, Inc., Senior Notes, 7.125%, 02/15/18	B3	581
625	Jefferies LoanCore LLC, Senior Notes, 6.875%, 06/01/20 (g)	B2	614
600	KB Home, Senior Notes, 8%, 03/15/20	B2	664
400	Ladder Capital Finance Holdings LLLP, Senior Notes, 7.375%, 10/01/17	Ba3	424
950	Mercer International, Inc., Senior Notes, 9.50%, 12/01/17	B3	1,038
225	Meritage Homes Corporation, Senior Notes, 7%, 04/01/22	B1	238
250	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 02/15/22	Ba1	259
525	MPT Operating Partnership, L.P., Senior Notes, 6.875%, 05/01/21	Ba1	562
575	Nortek, Inc., Senior Notes, 8.50%, 04/15/21	Caa1	634
650	Nortek, Inc., Senior Notes, 10%, 12/01/18	Caa1	713

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$675	Omega Healthcare Investors, Inc., Senior Notes, 5.875%, 03/15/24	Ba1	$682
575	Potlach Corporation, Senior Notes, 7.50%, 11/01/19	Baa3	654
550	RPG Byty s.r.o., Senior Notes, 6.75%, 05/01/20 (g)(EUR)	Ba2	764
375	RSI Home Products, Inc., Senior Notes, 6.875%, 03/01/18 (g)	B1	392
900	Shea Homes Limited Partnership, Senior Notes, 8.625%, 05/15/19	B2	997
550	Summit Materials LLC, Senior Notes, 10.50%, 01/31/20	B3	604
525	Texas Industries, Senior Notes, 9.25%, 08/15/20	Caa2	585
175	USG Corporation, Senior Notes, 5.875%, 11/01/21 (g)	B2	182
125	USG Corporation, Senior Notes, 9.75%, 01/15/18	Caa2	148
450	USG Corporation, Senior Notes, 9.75%, 08/01/14 (g)	B2	469
125	USG Corporation, Senior Notes, 8.375%, 10/15/18 (g)	B2	136
500	William Lyons Homes, Inc., Senior Notes, 8.50%, 11/15/20	B3	542
250	William Lyons Homes, Inc., Senior Notes, 8.50%, 11/15/20 (g)	B3	271
			23,267
Cargo Transport — .49%
246	Florida East Coast Holdings, Senior Notes, 10.50%, 08/01/17 (h)	Caa3	255
600	Florida East Coast Railway Corporation, Senior Notes, 8.125%, 02/01/17	B3	627
325	Watco Companies, LLC, Senior Notes, 6.375%, 04/01/23 (g)	B3	323
			1,205
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Chemicals, Plastics and Rubber — 3.95%
$875	Celanese US Holdings LLC, Senior Notes, 4.625%, 11/15/22	Ba2	$836
475	Ciech Group Financing, Senior Notes, 9.50%, 11/30/19 (g)(EUR)	B2	740
225	Compass Minerals International, Inc., Senior Notes, 8%, 06/01/19	Ba2	239
1,050	Hexion Specialty Chemicals, Inc., Senior Notes, 6.625%, 04/15/20	Ba3	1,076
1,075	Hexion Specialty Chemicals, Inc., Senior Notes, 8.875%, 02/01/18	B3	1,117
250	Huntsman International LLC, Senior Notes, 4.875%, 11/15/20	B1	246
175	Huntsman International LLC, Senior Subordinated Notes, 8.625%, 03/15/20	B2	193
350	Ineos Group Holdings S.A., Senior Notes, 6.125%, 08/15/18 (g)	Caa1	352
375	Kerling PLC, Senior Notes, 10.625%, 02/01/17 (g)(EUR)	Caa1	547
275	Momentive Performance Materials, Inc., Senior Notes, 8.875%, 10/15/20	B3	289
1,400	Momentive Performance Materials, Inc., Senior Notes, 9%, 01/15/21	Caa2	1,232
425	PolyOne Corporation, Senior Notes, 5.25%, 03/15/23	Ba3	415
325	PolyOne Corporation, Senior Notes, 7.375%, 09/15/20	Ba3	359
1,225	PQ Corporation, Senior Notes, 8.75%, 05/01/18 (g)	Caa1	1,335
475	Trinseo Materials Operating S.C.A., Senior Notes, 8.75%, 02/01/19 (g)	B2	482
300	US Coat Acquisition, Senior Notes, 7.375%, 05/01/21 (g)	Caa1	320
			9,778

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Containers, Packaging and Glass — 4.77%
$375	AEP Industries, Inc., Senior Notes, 8.25%, 04/15/19	B3	$403
235	ARD Finance S.A., Senior Notes, 11.125%, 06/01/18 (g)(h)	Caa2	251
475	Ardagh Packaging Finance plc, Senior Notes, 7%, 11/15/20 (g)	Caa1	477
875	Ardagh Packaging Finance plc, Senior Notes, 9.25%, 10/15/20 (g)(EUR)	Caa1	1,309
400	Beverage Paackaging Holdings (Lux) II S.A., Senior Notes 5.625%, 12/15/16 (g)	Caa2	408
225	Beverage Paackaging Holdings (Lux) II S.A., Senior Notes 6%, 06/15/17 (g)	Caa2	228
425	Boise Cascade LLC, Senior Notes, 6.375%, 11/01/20	B2	447
425	Bway Holding Company, Senior Notes, 10%, 06/15/18	Caa1	463
925	Cascades, Inc., Senior Notes, 7.875%, 01/15/20	Ba3	990
250	Clearwater Paper Corporation, Senior Notes, 7.125%, 11/01/18	Ba2	269
400	Exopack Holding Corporation, Senior Notes, 10%, 06/01/18 (g)	Caa2	434
325	Graphic Packaging International, Inc., Senior Notes, 4.75%, 04/15/21	Ba3	321
525	Graphic Packaging International, Inc., Senior Notes, 7.875%, 10/01/18	Ba3	567
350	Greif Inc., Senior Notes, 7.75%, 08/01/19	Ba2	397
200	Reynolds Group Issuer, Inc., Senior Notes, 5.75%, 10/15/20	B1	204
175	Reynolds Group Issuer, Inc., Senior Notes, 7.125%, 04/15/19	B1	186
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,350	Reynolds Group Issuer, Inc., Senior Notes, 9%, 04/15/19	Caa2	$1,445
425	Reynolds Group Issuer, Inc., Senior Notes, 9.875%, 08/15/19	Caa2	471
675	Sappi Papier Holding GmbH, Senior Notes, 6.625%, 04/15/21 (g)	Ba2	662
575	Sappi Papier Holding GmbH, Senior Notes, 7.75%, 07/15/17 (g)	Ba2	627
275	Sappi Papier Holding GmbH, Senior Notes, 8.375%, 06/15/19 (g)	Ba2	300
625	Sealed Air Corporation, Senior Notes, 5.25%, 04/01/23 (g)	B1	609
289	Tekni Plex, Inc., Senior Notes, 9.75%, 06/01/19 (g)	B3	328
			11,796
Diversified/Conglomerate Manufacturing — 4.53%
425	Accudyne Industries Borrower S.C.A., Senior Notes, 7.75%, 12/15/20 (g)	Caa1	449
325	BC Mountain LLC, Senior Notes, 7%, 02/01/21 (g)	B3	327
450	Builders FirstSource, Inc., Senior Notes, 7.625%, 06/01/21 (g)	Caa2	470
350	Capsugel S.A., Senior Notes, 7%, 05/15/19 (g)	Caa1	355
400	CNH Capital LLC, Senior Notes, 3.625%, 04/15/18	Ba1	406
900	CNH Capital LLC, Senior Notes, 6.25%, 11/01/16	Ba1	993
250	Columbus McKinnon Corporation, Senior Subordinated Notes, 7.875%, 02/01/19	B1	268
1,118	Commscope, Inc., Senior Notes, 8.25%, 01/15/19 (g)	B2	1,221
625	Euramax International, Inc., Senior Notes, 9.50%, 04/01/16	Caa2	622

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$650	Frigo Glass Finance B.V., Senior Notes, 8.25%, 05/15/18 (g)(EUR)	B1	$934
625	Gardner Denver Inc., Senior Notes, 6.875%, 08/15/21 (g)	Caa1	622
100	General Cable Corporation, Senior Notes, 6.50%, 10/01/22 (g)	B2	98
275	Interline Brands, Inc., Senior Notes, 10%, 11/15/18	Caa2	300
475	KM Germany Holding GMBH, Senior Notes, 8.75%, 12/15/20 (g)(EUR)	B2	729
400	Manitowoc Company, Inc., Senior Notes, 5.875%, 10/15/22	B2	404
300	Manitowoc Company, Inc., Senior Notes, 8.50%, 11/01/20	B2	339
375	Mcron Finance Sub LLC, Senior Notes, 8.375%, 05/15/19 (g)	B1	418
350	Navistar International Corporation, Senior Notes, 8.25%, 11/01/21	B3	361
675	Sensata Technologies BV, Senior Notes, 4.875%, 10/15/23 (g)	Ba3	637
1,000	Terex Corporation, Senior Notes, 6%, 5/15/21	B2	1,033
200	Terex Corporation, Senior Notes, 6.50%, 04/01/20	B2	214
			11,200
Diversified/Conglomerate Service — 9.94%
1,250	Aguila 3 S.A., Senior Notes, 7.875%, 01/31/18 (g)	B2	1,325
575	Alliance Data Systems Company, Senior Notes, 6.375%, 04/01/20 (g)	(e)	602
250	American Builders & Contractors Supply Company, Inc., Senior Notes, 5.625%, 04/15/21 (g)	B3	251
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$275	Anixter Inc., Senior Notes, 5.625%, 05/01/19	Ba3	$289
350	Aramark Holdings, Senior Notes, 5.75%, 03/15/20 (g)	B3	365
250	Ashtead Capital Inc., Senior Notes, 6.50%, 07/15/22 (g)	B1	266
16	CDW Corporation, Senior Secured Notes, 8%, 12/15/18	Ba3	17
1,600	CDW Escrow Corporation, Senior Subordinate Notes, 8.50%, 04/01/19	B3	1,772
275	Ceridian Corporation, Senior Notes, 8.875%, 07/15/19 (g)	B1	316
175	Cerved Technologies, Senior Notes, 6.375%, 01/15/20 (g)(EUR)	B2	254
325	Clean Harbors, Incorporated, Senior Notes, 5.125%, 06/01/21	Ba2	327
250	Clean Harbors, Incorporated, Senior Notes, 5.25%, 08/01/20	Ba2	256
175	Deutsche Raststatten 6.75%, 12/30/20 (g)(EUR)	(e)	251
100	Equiniti Newco plc, Senior Notes, 7.125%, 12/15/18 (g)(GBP)	B3	175
550	Europcar Groupe SA, Senior Notes, 11.50%, 05/15/17 (g)(EUR)	Caa1	882
1,825	First Data Corporation, Senior Notes, 6.75%, 11/01/20 (g)	B1	1,889
2,675	First Data Corporation, Senior Notes, 12.625%, 01/15/21	Caa1	3,136
175	FTI Consulting Inc., Senior Notes, 6%, 11/15/22	Ba2	178
475	FTI Consulting Inc., Senior Notes, 6.75%, 10/01/20	Ba2	514
125	Gategroup Finance (Luxembourg) S.A., Senior Notes, 6.75%, 03/01/19 (g)(EUR)	B1	182
475	Goodman Networks, Inc., Senior Notes, 13.125%, 07/01/18 (g)	B3	504
125	Goodman Networks, Inc., Senior Notes, 12.125%, 07/01/18 (g)	B3	132

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$950	HD Supply, Inc., Senior Notes, 7.50%, 07/15/20	Caa2	$1,024
200	HD Supply, Inc., Senior Notes, 11.50%, 07/15/20	Caa2	239
300	H&E Equipment Services, Senior Notes, 7%, 09/01/22	B3	326
825	Harbinger Group, Inc., Senior Notes, 7.875%, 07/15/19 (g)	B3	885
400	Healthcare Technology, Inc., Senior Notes, 7.375%, 09/01/18 (g)	Caa1	415
350	Igloo Holdings Corporation, Senior Notes, 8.25%, 12/15/17 (g)	Caa1	357
175	Jaguar Holdings, Inc., Senior Notes, 9.375%, 10/15/17 (g)	Caa1	184
700	Jaguar Holdings, Inc., Senior Notes, 9.50%, 12/01/19 (g)	B3	786
825	Lender Processing Services, Inc., Senior Notes, 5.75%, 04/15/23	Ba2	854
950	MDC Partners, Inc., Senior Notes, 6.75%, 04/01/20 (g)	B3	990
350	MPH Intermediate Holding Company 2, Senior Notes, 8.375%, 08/01/18 (g)	Caa1	364
625	Opal Acquisition, Inc., Senior Note, 8.875%, 12/15/21 (g)	Caa2	620
425	Rexel SA, Senior Notes, 5.25%, 06/15/20 (g)	Ba3	427
900	Safway Group Holding LLC, Senior Notes, 7%, 05/15/18 (g)	B3	949
275	Service Master Company, Senior Notes, 8%, 02/15/20	Caa1	281
500	Sungard Data Systems, Inc., Senior Subordinated Notes, 6.625%, 11/01/19	Caa1	526
675	Syniverse Holdings, Inc., Senior Notes, 9.125%, 01/15/19	Caa1	737
100	Techem GmbH, Senior Notes, 6.125%, 10/01/19 (g)(EUR)	Ba3	149
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$250	Transunion Holding Company, Inc., Senior Notes, 8.125%, 06/15/18	Caa1	$264
325	United Rentals of North America, Inc., Senior Notes, 6.125%, 06/15/23	B2	330
			24,590
Electronics — 4.67%
250	ACI Worldwide, Inc., Senior Notes, 6.375%, 08/15/20 (g)	B2	261
650	BMC Software Finance, Inc., Senior Notes, 8.125%, 07/15/21 (g)	Caa1	668
700	CoreLogic, Inc., Senior Notes, 7.25%, 06/01/21	B1	760
150	Dell, Inc., Senior Notes, 4.625%, 04/01/21	B1	135
375	Dell, Inc., Senior Notes, 5.65%, 04/15/18	B1	383
500	Dell, Inc., Senior Notes, 5.875%, 06/15/19	B1	504
450	Dell, Inc., Senior Notes, 7.10%, 04/15/28	B1	395
875	Denali Borrower, Senior Notes, 5.625%, 10/15/20 (g)	Ba2	862
800	Eagle Midco Inc., Senior Notes, 9%, 06/15/18 (g)	Caa2	836
500	Epicor Software Corporation, Senior Notes, 8.625%, 05/01/19	Caa1	543
1,375	iGATE Corporation, Senior Notes, 9%, 05/01/16	B2	1,461
650	Infor US, Inc., Senior Notes, 9.375%, 04/01/19	Caa1	731
225	Infor US, Inc., Senior Notes, 11.50%, 07/15/18	Caa1	259
225	Intralot Finance Luxembourg S.A., Senior Notes, 9.75%, 08/15/18 (g)(EUR)	B1	338
400	NXP B.V., Senior Notes, 5.75%, 02/15/21 (g)	B3	419
450	NXP B.V., Senior Notes, 5.75%, 03/15/23 (g)	B3	457

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$850	SunEdison Inc., Senior Notes, 7.75%, 04/01/19	(e)	$912
500	Travelport LLC, Senior Notes, 11.875%, 09/01/16	Caa3	510
1,037	Travelport LLC, Senior Notes, 13.875%, 03/01/16 (g)(h)	Caa2	1,107
			11,541
Finance — 7.71%
475	AerCap Aviation Solutions B.V., Senior Notes, 6.375%, 05/30/17	(e)	515
650	Aircastle Limited, Senior Notes, 6.25%, 12/01/19	Ba3	696
200	Aircastle Limited, Senior Notes, 6.75%, 04/15/17	Ba3	222
750	Aircastle Limited, Senior Notes, 7.625%, 04/15/20	Ba3	838
800	Air Lease Corporation, Senior Notes, 5.625%, 04/01/17	(e)	880
775	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	B1	907
625	American Capital Ltd., Senior Notes, 6.50%, 09/15/18 (g)	B3	652
900	Ares Capital, Inc., Senior Notes, 4.875%, 11/30/18	(e)	923
450	CIT Group, Inc., Senior Notes, 5%, 08/15/22	Ba3	440
2,075	CIT Group, Inc., Senior Notes, 5%, 08/01/23	Ba3	1,997
325	CIT Group, Inc., Senior Notes, 5.375%, 05/15/20	Ba3	347
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,504
900	E*Trade Financial Corporation, Senior Notes, 6.375%, 11/15/19	B2	968
625	E*Trade Financial Corporation, Senior Notes, 6.75%, 06/01/16	B2	677
350	General Motors Financial Company, Inc., Senior Notes, 3.25%, 05/15/18 (g)	Ba2	351
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$200	General Motors Financial Company, Inc., Senior Notes, 6.75%, 06/01/18	Ba2	$227
450	Icahn Enterprises, Senior Notes, 6%, 08/01/20 (g)	Ba3	465
300	International Lease Finance Corporation, Senior Notes, 8.875%, 09/01/17	Ba3	358
500	Nationstar Mortgage LLC, Senior Notes, 6.50%, 07/01/21	B2	475
525	Nationstar Mortgage LLC, Senior Notes, 6.50%, 06/01/22	B2	496
400	Neuberger Berman Group LLC, Senior Notes, 5.625%, 03/15/20 (g)	Ba1	420
425	Neuberger Berman Group LLC, Senior Notes, 5.875%, 03/15/22 (g)	Ba1	438
550	Provident Funding Associates, L.P., Senior Notes, 6.75%, 06/15/21 (g)	Ba3	546
225	Provident Funding Associates, L.P., Senior Notes, 10.125%, 02/15/19 (g)	Ba3	245
625	Springleaf Finance Corporation, Senior Medium Term Notes, 6.90%, 12/15/17	B3	683
1,350	Synovus Financial Corporation, Subordinate Notes, 5.125%, 06/15/17	B2	1,394
525	Synovus Financial Corporation, Senior Notes, 7.875%, 02/15/19	B1	591
800	Walter Investment Management Corporation, Senior Notes, 7.875%, 12/15/21 (g)	B3	808
			19,063
Furnishings — .15%
350	Tempur-Pedic International, Inc., Senior Notes, 6.875%, 12/15/20	B3	381

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Groceries — .15%
$350	BI-LO Holding Finance, LLC, Senior Notes, 8.625%, 09/15/18 (g)	Caa1	$365
Healthcare, Education and Childcare — 7.63%
1,125	Biomet, Inc., Senior Notes, 6.50%, 08/01/20	B3	1,181
525	CeramTec Group GMBH, Senior Notes, 8.25%, 08/15/21 (g)(EUR)	Caa1	780
725	CHS/Community Health Systems, Inc., Senior Notes, 7.125%, 07/15/20	B3	749
475	CHS/Community Health Systems, Inc., Senior Notes, 8%, 11/15/19	B3	515
175	Crown Newco 3 plc, Senior Notes, 7%, 02/15/18 (g)(GBP)	B2	305
525	Davita, Inc., Senior Notes, 6.375%, 11/01/18	B2	550
975	Fresenius Medical Care US Finance II, Inc., Senior Notes, 5.625%, 07/31/19 (g)	Ba2	1,053
250	Fresenius Medical Care US Finance II, Inc., Senior Notes, 5.875%, 01/31/22 (g)	Ba2	264
525	HCA Holdings, Inc., Senior Notes, 6.25%, 02/15/21	B3	551
1,375	HCA, Inc., Senior Notes, 7.50%, 02/15/22	B3	1,512
375	Hologic, Inc., Senior Notes, 6.25%, 08/01/20	B2	396
475	Iasis Healthcare Capital 8.375%, 05/15/19	Caa1	503
525	Kindred Healthcare, Inc., Senior Notes, 8.25%, 06/01/19	B3	559
625	Kinetic Concepts, Inc., Senior Notes, 10.50%, 11/01/18	B3	719
275	Kinetic Concepts, Inc., Senior Notes, 12.50%, 11/01/19	Caa1	310
475	MedAssets, Inc., Senior Notes, 8%, 11/15/18	B3	513
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$525	Medi Partenaires SAS, Senior Notes, 7%, 05/15/20 (g)(EUR)	B3	$741
900	Multiplan, Inc., Senior Notes, 9.875%, 09/01/18 (g)	B3	990
300	Par Pharmaceutical, Senior Notes, 7.375%, 10/15/20	Caa1	311
600	Select Medical Corporation, Senior Notes, 6.375%, 06/01/21	B3	587
1,100	Tenet Healthcare Corporation, Senior Notes, 4.50%, 04/01/21	Ba3	1,048
525	Tenet Healthcare Corporation, Senior Notes, 6%, 10/01/20 (g)	Ba3	550
250	Truven Health Analytics, Senior Notes, 10.625%, 06/01/20	Caa1	283
175	Universal Health Services, Inc., Senior Notes, 7%, 10/01/18	B1	187
600	Universal Hospital Services, Inc., Senior Notes, 7.625%, 08/15/20	B3	635
1,900	Valeant Pharmaceuticals International, Senior Notes, 6.375%, 10/15/20 (g)	B1	2,002
825	Valeant Pharmaceuticals International, Senior Notes, 6.75%, 08/15/18 (g)	B1	909
100	Voyage Care BondCo, plc, Senior Notes, 6.50%, 08/01/18 (g)(GBP)	B2	170
			18,873
Hotels, Motels, Inns and Gaming — 4.41%
725	Caesars Entertainment Operating Company, Senior Notes, 8.50%, 02/15/20	B3	698
775	Chester Downs and Marina, LLC, Senior Notes, 9.25%, 02/01/20 (g)	B3	779
375	Cirsa Funding Luxembourg S.A., Senior Notes, 8.75%, 05/15/18 (g)(EUR)	B3	549

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$825	Graton Economic Development Authority, Senior Notes, 9.625%, 09/01/19 (g)	B3	$956
850	Hilton Worldwide Finance, Senior Notes, 5.625%, 10/15/21 (g)	B3	882
75	Isle of Capri Casinos, Senior Notes, 5.875%, 03/15/21	B2	73
1,625	MGM Resorts International, Senior Notes, 6.625%, 12/15/21	B3	1,712
625	MGM Resorts International, Senior Notes, 6.75%, 10/01/20	B3	673
375	Peninsula Gaming LLC, Senior Notes, 8.375%, 02/15/18 (g)	Caa1	409
725	Pinnacle Entertainment, Inc., Senior Notes, 7.50%, 04/15/21	B2	790
225	Playa Resorts Holding B.V., Senior Notes, 8%, 08/15/20 (g)	Caa1	239
625	PNK Finance Corporation, Senior Notes, 6.375%, 08/01/21 (g)	B2	639
325	Quapaw Downstream Development Authority, Senior Notes, 10.50%, 07/01/19 (g)	Caa1	328
369	Rivers Pittsburgh Borrower, L.P., Senior Notes, 9.50%, 06/15/19 (g)	B3	402
925	Seneca Gaming Corporation, Senior Notes, 8.25%, 12/01/18 (g)	B1	994
725	Station Casinos LLC, Senior Notes, 7.50%, 03/01/21	Caa1	770
			10,893
Insurance — 1.40%
250	Alliant Holdings I, LLC, Senior Notes, 7.875%, 12/15/20 (g)	Caa2	263
450	Centene Corporation, Senior Notes, 5.75%, 06/01/17	Ba2	479
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$475	CNO Financial Group Inc., Senior Notes, 6.375%, 10/01/20 (g)	Ba3	$506
425	Onex USI Acquisition Corporation, Senior Notes, 7.75%, 01/15/21 (g)	Caa2	434
525	Patriot Merger, Senior Notes, 9%, 07/15/21 (g)	Caa2	549
200	Towergate Finance plc, Senior Notes, 8.50%, 02/15/18 (g)(GBP)	B1	350
200	Towergate Finance plc, Senior Notes, 10.50%, 02/15/19 (g)(GBP)	Caa2	349
525	Wellcare Health Plans, Inc., Senior Notes, 5.75%, 11/15/20	Ba2	537
			3,467
Leisure, Amusement and Entertainment — 1.79%
1,325	Activision Blizzard, Inc., Senior Notes, 5.625%, 09/15/21 (g)	Ba2	1,368
350	Activision Blizzard, Inc., Senior Notes, 6.125%, 09/15/23 (g)	Ba2	365
600	Ancestry.com Inc., Senior Notes, 9.625%, 10/15/18 (g)	Caa1	621
425	Ancestry.com Inc., Senior Notes, 11%, 12/15/20	B3	493
525	Cedar Fair LP, Senior Notes, 5.25%, 03/15/21	B1	518
250	NCL Corporation, Ltd., Senior Notes, 5%, 02/15/18	B2	257
100	PortAventura Entertainment Barcelona B.V., Senior Notes, 7.25%, 12/01/20 (g)(EUR)	B3	140
675	Six Flags Entertainment Corporation, Senior Notes, 5.25%, 01/15/21 (g)	B3	665
			4,427
Mining, Steel, Iron and Non-Precious Metals — 6.20%
725	AK Steel Corporation, Senior Notes, 7.625%, 05/15/20	Caa1	723
425	Aleris Senior Notes, 7.875%, 11/01/20	B2	452

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$575	Alrosa Finance S.A., Senior Notes, 7.75%, 11/03/20 (g)	Ba3	$634
250	ArcelorMittal, Senior Notes, 5.75%, 08/05/20	Ba1	264
575	ArcelorMittal, Senior Notes, 6%, 03/01/21	Ba1	605
925	ArcelorMittal, Senior Notes, 6.125%, 06/01/18	Ba1	1,013
250	ArcelorMittal, Senior Notes, 6.75%, 02/25/22	Ba1	271
500	ArcelorMittal, Senior Notes, 10.35%, 06/01/19	Ba1	633
625	BlueScope Steel (Finance) Limited, Senior Notes, 7.125%, 05/01/18 (g)	Ba3	652
525	Consol Energy, Inc., Senior Notes, 8.25%, 04/01/20	B1	572
875	Eldorado Gold Corporation, Senior Notes, 6.125%, 12/15/20 (g)	Ba3	849
525	Essar Steel Algoma Inc., Senior Notes, 9.875%, 06/15/15 (g)	Caa2	315
631	FMG Resources Pty. Ltd., Senior Notes, 7%, 11/01/15 (g)	Ba3	655
650	Foresight Energy LLC, Senior Notes, 7.875%, 08/15/21 (g)	Caa1	668
700	JMC Steel Group, Inc., Senior Notes, 8.25%, 03/15/18 (g)	Caa1	707
450	Magnetation LLC, Senior Notes, 11%, 05/15/18 (g)	B3	491
725	Murray Energy Corporation, Senior Notes, 8.625%, 06/15/21 (g)	Caa1	750
425	Novelis, Inc., Senior Notes, 8.75%, 12/15/20	B2	473
625	Peabody Energy Corporation, Senior Notes, 6%, 11/15/18	Ba2	667
175	Peabody Energy Corporation, Senior Notes, 6.25%, 11/15/21	Ba2	177
775	Ryerson Inc., Senior Secured Notes, 9%, 10/15/17	Caa2	821
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,150	Ryerson Inc., Senior Secured Notes, 11.25%, 10/15/18	Caa3	$1,219
775	Severstal Columbus LLC, Senior Notes, 10.25%, 02/15/18	B3	820
325	Steel Dynamics, Senior Notes, 6.125%, 08/15/19	Ba2	351
525	United States Steel Corporation, Senior Notes, 6.875%, 04/01/21	B1	555
			15,337
Oil and Gas — 15.38%
525	AmeriGas Finance LLC, Senior Notes, 7%, 05/20/22	Ba2	574
600	Antero Resources Finance Corporation, Senior Notes, 5.375%, 11/01/21 (g)	B1	607
1,375	Antero Resources Finance Corporation, Senior Notes, 6%, 12/01/20	B1	1,444
715	Antero Resources Finance Corporation, Senior Notes, 7.25%, 08/01/19	B1	767
1,425	Athlon Holdings L.P., Senior Notes, 7.375%, 04/15/21 (g)	Caa1	1,496
1,075	Bill Barrett Corporation, Senior Notes, 7%, 10/15/22	B1	1,115
1,275	Bill Barrett Corporation, Senior Notes, 7.625%, 10/01/19	B1	1,371
1,725	Chesapeake Energy Corp., Senior Notes, 5.75%, 03/15/23	Ba3	1,785
1,850	Concho Resources, Inc., Senior Notes, 5.50%, 04/01/23	Ba3	1,901
300	Concho Resources, Inc., Senior Notes, 7%, 01/15/21	Ba3	330
450	Continental Resources, Inc., Senior Notes, 5%, 09/15/22	Baa3	467
475	DPL, Inc., Senior Notes, 7.25%, 10/15/21	Ba2	479
800	El Paso Corporation, Senior Notes, 7.75%, 01/15/32	Ba2	807

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$200	El Paso Corporation, Senior Notes, 7.80%, 08/01/31	Ba2	$202
775	Energy Transfer Equity L.P., Senior Notes, 5.875%, 01/15/24	Ba2	773
500	Exterran Holdings, Inc., Senior Notes, 6%, 04/01/21 (g)	B2	496
1,875	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21	B2	1,910
350	Ferrellgas, Partners L.P., Senior Notes, 6.75%, 01/15/22 (g)	B2	355
300	Halcon Resources Corporation, Senior Notes, 9.75%, 07/15/20 (g)	Caa1	313
600	Laredo Petroleum, Inc., Senior Notes, 7.375%, 05/01/22 B3	B3	653
2,000	MarkWest Energy Partners, L.P., Senior Notes, 4.50%, 07/15/23	Ba3	1,873
625	Newfield Exploration Company, Senior Subordinated Notes, 5.75%, 01/30/22	Ba1	644
675	NuStar Logistics, L.P., Senior Notes, 6.75%, 02/01/21	Ba1	700
500	Offshore Drilling Holding, Senior Notes, 8.375%, 09/20/20 (g)	(e)	533
1,100	PBF Holding Company LLC, Senior Notes, 8.25%, 02/15/20	Ba3	1,194
1,400	PDC Energy, Senior Notes, 7.75%, 10/15/22	B3	1,512
125	Penn Virginia Corporation, Senior Notes, 6.50%, 05/15/21 (g)	B2	130
571	Penn Virginia Corporation, Senior Notes, 8.375%, 06/01/20	B2	630
800	Penn Virginia Corporation, Senior Notes, 8.50%, 05/01/20	Caa1	859
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$325	Penn Virginia Resources Partners, L.P., Senior Notes, 8.25%, 04/15/18	B2	$344
700	Range Resources Corporaiton, Senior Subordinated Notes, 5%, 03/15/23	Ba2	686
350	Regency Energy Partners, L.P., Senior Notes, 5.50%, 04/15/23	B1	344
1,000	Rockies Express Pipeline LLC, Senior Notes, 6%, 01/15/19 (g)	Ba2	925
50	Rockies Express Pipeline LLC, Senior Notes, 6.85%, 07/15/18 (g)	Ba2	48
275	Sabine Pass Liquifaction LLC, Senior Notes, 5.625%, 04/15/23 (g)	Ba3	257
700	Sabine Pass LNG, L.P., Senior Notes, 6.50%, 11/01/20	B1	723
225	Sabine Pass LNG, L.P., Senior Notes, 7.50%, 11/30/16	B1	254
900	Samson Investment Company, Senior Notes, 10.50%, 02/15/20 (g)	B3	981
650	SM Energy Company, Senior Notes, 5%, 01/15/24 (g)	Ba2	621
225	SM Energy Company, Senior Notes, 6.625%, 02/15/19	Ba2	239
325	SM Energy Company, Senior Notes, 6.50%, 11/15/21	Ba2	344
575	SM Energy Company, Senior Notes, 6.50%, 01/01/23	Ba2	604
1,000	Swift Energy Company, Senior Notes, 7.875%, 03/01/22	B3	990
650	Swift Energy Company, Senior Notes, 8.875%, 01/15/20	B3	678
1,525	Targa Resources Partners L.P., Senior Notes, 4.25%, 11/15/23 (g)	Ba3	1,373
125	Targa Resources Partners L.P., Senior Notes, 5.25%, 05/01/23	Ba3	121
625	Tervita Corporation, Senior Notes, 8%, 11/15/18 (g)	B3	644

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$300	Tervita Corporation, Senior Notes, 9.75%, 11/01/19 (g)	Caa2	$293
425	Tervita Corporation, Senior Notes, 10.875%, 02/15/18 (g)	Caa2	430
475	Western Refining, Inc., Senior Notes, 6.25%, 04/01/21	B3	479
725	WPX Energy, Inc., Senior Notes, 6%, 01/15/22	Ba1	725
			38,023
Personal, Food and Miscellaneous Services — 1.28%
125	Elior Finance & Co. SCA, Senior Notes, 6.50%, 05/01/20 (g)(EUR)	B3	187
950	Laureate Education, Inc., Senior Ntoes, 9.25%, 09/01/19 (g)	Caa1	1,033
925	Outerwall, Inc., Senior Notes, 6%, 03/15/19	Ba3	941
125	Realogy Corporation, Senior Notes, 9%, 01/15/20 (g)	B3	144
250	Seminole Hard Rock Entertainment, Inc., Senior Notes, 5.875%, 05/15/21 (g)	B2	245
575	Wok Acquisition Corporation, Senior Notes, 10.25%, 06/30/20 (g)	Caa1	624
			3,174
Personal Non-Durable Consumer Products — .61%
160	Avon Products, Inc., Senior Notes 4.60%, 03/15/20	Baa2	160
425	Boardriders S.A., Senior Notes, 8.875%, 12/15/17 (g)(EUR)	B3	627
225	Spectrum Brands Escrow, Senior Notes, 6.375%, 11/15/20 (g)	B3	240
200	Spectrum Brands Escrow, Senior Notes, 6.625%, 11/15/22 (g)	B3	213
275	Spring Industries, Inc., Senior Notes, 6.25%, 06/01/21 (g)	B2	278
			1,518
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Personal Transportation — 1.77%
$135	American Airlines, Senior Notes, 4%, 01/15/27 (g)	(e)	$132
140	American Airlines, Senior Notes, 5.625%, 01/15/21 (g)	(e)	140
165	Continental Airlines, Inc., Senior Notes, 7.25%, 05/10/21	Baa2	190
91	Continental Airlines, Inc., Senior Notes, 9.25%, 11/10/18	Ba2	100
135	Northwest Airlines 7.575%, 09/01/20	(e)	154
175	United Continental Holdings, Inc., Senior Notes, 6%, 07/15/26	B2	154
175	United Continental Holdings, Inc., Senior Notes, 6%, 07/15/28	B2	149
675	United Continental Holdings, Inc., Senior Notes, 6%, 12/01/20	B2	674
575	United Continental Holdings, Inc., Senior Notes, 6.375%, 06/01/18	B2	604
500	United Continental Holdings, Inc., Senior Notes, 8%, 07/15/24	B2	501
1,325	US Airways Group, Inc., Senior Notes, 6.125%, 06/01/18	B3	1,353
145	US Airways, Inc., Senior Notes, 4.625%, 12/03/26	Baa1	147
65	US Airways, Inc., Senior Notes, 6.75%, 12/03/22	Ba2	70
			4,368
Printing and Publishing — .99%
600	Bankrate, Inc., Senior Notes, 6.125%, 08/15/18 (g)	B2	625
665	Dex Media Inc., Senior Subordinated Notes, 14%, 01/29/17 (h)	(e)	352
500	McGraw Hill Global, Senior Notes, 9.75%, 04/01/21 (g)	B2	551

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$875	Trader Corporation, Senior Notes, 9.875%, 08/15/18 (g)	B3	$917
			2,445
Retail Stores — 5.70%
525	CDR DB Sub, Inc., Senior Notes, 7.75%, 10/15/20 (g)	Caa2	518
700	Chinos Intermediate Holdings A, Inc., Senior Notes, 7.75%, 05/01/19 (g)	Caa1	712
250	Claire's Stores, Inc., Senior Notes, 6.125%, 03/15/20 (g)	B2	240
625	Claire's Escrow Corporation, Senior Notes, 9%, 03/15/19 (g)	B2	677
250	CST Brands, Inc., Senior Notes, 5%, 05/01/23	Ba3	240
1,275	Gymboree Corporation, Senior Notes, 9.125%, 12/01/18	Caa3	1,173
700	Jo-Ann Stores Holdings Inc., Senior Notes, 8.125%, 03/15/19 (g)	Caa1	730
425	Jo-Ann Stores Holdings Inc., Senior Notes, 9.75%, 10/15/19 (g)	Caa1	444
400	Magnolia S.A., Senior Notes, 9%, 08/01/20 (g)(EUR)	B2	575
550	New Academy Finance Company LLC 8%, 06/15/18 (g)	Caa1	562
925	New Look Bondco I plc, Senior Notes, 8.375%, 05/14/18 (g)	B1	960
400	99 Cents Only Stores, Senior Notes, 11%, 12/15/19	Caa1	453
325	Pantry, Inc., Senior Notes, 8.375%, 08/01/20	Caa1	345
650	PC Nextco Holdings, LLC, Senior Notes, 8.75%, 08/15/19 (g)	Caa2	666
775	J.C. Penney Corporation, Inc., Senior Notes, 7.65%, 08/15/16	Caa2	676
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$400	Penske Automotive Group, Inc., Senior Subordinated Notes, 5.75%, 10/01/22	B2	$408
350	Quicksilver Inc., Senior Notes, 7.875%, 08/01/18 (g)	B2	380
575	Quicksilver Inc., Senior Notes, 10%, 08/01/20	Caa2	650
850	Rite Aid Corporation, Senior Notes, 6.75%, 06/15/21	Caa2	890
650	Rite Aid Corporation, Senior Notes, 7.70%, 02/15/27	Caa2	668
1,250	Rite Aid Corporation, Senior Notes, 9.25%, 03/15/20	Caa2	1,434
475	Rue 21 Inc., Senior Notes, 9%, 10/15/21 (g)	Caa3	344
375	Sears Holding Corporation, Senior Notes, 6.625%, 10/15/18	B3	338
			14,083
Telecommunications — 14.64%
250	Alcatel Lucent USA, Inc., Senior Notes, 6.75%, 11/15/20 (g)	B3	259
400	Alcatel Lucent USA, Inc., Senior Notes, 8.875%, 01/01/20 (g)	B3	447
775	Arqiva Broadcasting, Senior Notes, 9.50%, 03/31/20 (g)(GBP)	B3	1,428
1,300	Century Link, Inc., Senior Notes, 5.625%, 04/01/20	Ba2	1,334
375	Century Link, Inc., Senior Notes, 6.45%, 06/15/21	Ba2	387
1,925	Crown Castle International Corporation, Senior Notes, 5.25%, 01/15/23	B1	1,882
625	Digicel Limited, Senior Notes, 6%, 04/15/21 (g)	B1	608
400	Digicel Limited, Senior Notes, 8.25%, 09/30/20 (g)	Caa1	414
450	Digicel Limited, Senior Notes, 10.50%, 04/15/18 (g)	Caa1	481
175	Earthlink Inc., Senior Notes, 7.375%, 06/01/20	Ba3	175
325	Earthlink Inc., Senior Notes, 8.875%, 05/15/19	B3	320

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$600	Equinix, Inc., Senior Notes, 5.375%, 04/01/23	Ba3	$585
1,000	Equinix, Inc., Senior Notes, 7%, 07/15/21	Ba3	1,092
775	Hughes Satellite Systems, Inc., Senior Notes, 6.50%, 06/15/19	Ba3	837
775	Hughes Satellite Systems, Inc., Senior Notes, 7.625%, 06/15/21	B3	864
1,275	Intelsat Jackson Holdings Ltd., Senior Notes, 5.50%, 08/01/23 (g)	B3	1,205
475	Intelsat Jackson Holdings Ltd., Senior Notes, 6.625%, 12/15/22	Caa1	488
450	Intelsat Jackson Holdings Ltd., Senior Notes, 6.625%, 12/15/22 (g)	Caa1	460
1,250	Intelsat (Luxembourg) S.A., Senior Notes, 7.75%, 6/01/21 (g)	Caa2	1,341
500	Intelsat (Luxembourg) S.A., Senior Notes, 8.125%, 06/01/23 (g)	Caa2	535
200	Interxion Holding, NV, Senior Notes, 6%, 07/15/20 (g)(EUR)	B2	290
650	Level 3 Financing, Inc., Senior Notes, 8.625%, 07/15/20	B3	726
200	Level 3 Communications, Inc., Senior Notes, 8.875%, 06/01/19	Caa2	218
675	Matterhorn Mobile S.A., Senior Notes, 7.75%, 02/15/20 (g)(EUR)	Caa1	964
600	Matterhorn Mobile S.A., Senior Notes, 9%, 04/15/19 (g)(EUR)	(e)	848
1,350	MetroPCS Wireless, Senior Notes, 6.25%, 04/01/21 (g)	Ba3	1,397
205	Millicom International Cellular S.A., Senior Notes, 6.625%, 10/15/21 (g)	Ba2	212
625	NII Capital Corporation, Senior Notes, 7.625, 04/01/21	Caa2	258
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,400	NII Capital Corporation, Senior Notes, 10%, 08/15/16	Caa2	$742
200	Pacnet Limited, Senior Notes, 9%, 12/12/18 (g)	B2	205
425	Sable International Finance Limited, Senior Notes, 7.75%, 02/15/17 (g)	Ba2	438
200	Sable International Finance Limited, Senior Notes, 8.75%, 02/01/20 (g)	Ba2	225
471	SBA Telecommunications, Inc., Senior Notes, 8.25%, 08/15/19	B1	506
1,350	Softbank Corporation, Senior Notes, 4.50%, 04/15/20 (g)	Ba1	1,315
2,900	Sprint Corporation, Senior Notes, 7.125%, 06/15/24 (g)	B1	2,933
1,025	Sprint Nextel Corporation, Senior Notes, 11.50%, 11/15/21	B1	1,338
700	Telecom Italia, Senior Notes, 6.375%, 06/24/19 (GBP)	Ba1	1,205
725	T-Mobile, USA, Inc., Senior Notes, 6.464%, 04/28/19	Ba3	768
725	T-Mobile, USA, Inc., Senior Notes, 6.633%, 04/28/21	Ba3	758
875	T-Mobile, USA, Inc., Senior Notes, 6.731%, 04/28/22	Ba3	910
350	T-Mobile, USA, Inc., Senior Notes, 6.836%, 04/28/23	Ba3	362
325	TW Telecom Holdings, Inc., Senior Notes, 5.375%, 10/01/22	B1	318
475	TW Telecom Holdings, Inc., Senior Notes, 5.375%, 10/01/22 (g)	B1	466
375	ViaSat, Inc., Senior Notes, 6.875%, 06/15/20	B2	398
305	Vimpelcom Holdings, Senior Notes, 5.20%, 02/13/19 (g)	Ba3	305
550	Vimpelcom Holdings, Senior Notes, 7.504%, 03/01/22 (g)	Ba3	576
300	Vimpelcom Holdings, Senior Notes, 7.748%, 02/02/21 (g)	Ba3	325
475	Wind Acquistion Holdings Finance S.A., Senior Notes, 6.50%, 04/30/20 (g)	Ba3	508

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2013 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,450	Wind Acquistion Holdings Finance S.A., Senior Notes, 11.75%, 07/15/17 (g)	B3	$1,542
			36,198
Textiles and Leather — 1.01%
750	Hanesbrands, Inc., Senior Notes, 6.375%, 12/15/20	Ba3	820
275	Levi Strauss & Co., Senior Notes, 6.875%, 05/01/22	B1	302
200	Levi Strauss & Co., Senior Notes, 7.625%, 05/15/20	B1	219
925	William Carter, Senior Notes, 5.25%, 08/15/21 (g)	Ba2	937
200	Wolverine World Wide, Inc., Senior Notes, 6.125%, 10/15/20	B2	215
			2,493
Utilities — 2.59%
800	Calpine Corporation, Senior Notes, 7.50%, 02/15/21 (g)	B1	876
2,875	GenOn Escrow Corporation, Senior Notes, 9.50%, 10/15/18	B2	3,263
550	Infinis Plc, Senior Notes, 7%, 02/15/19 (g)(GBP)	Ba3	972
700	Israel Electric Corporation Limited, Senior Notes, 5.625%, 06/21/18 (g)	Baa3	731
550	NRG Energy, Inc., Senior Notes, 6.625%, 03/15/23	B1	556
			6,398
	Total Corporate Debt Securities (Total cost of $328,012)		340,067
Shares
PREFERRED STOCK — 1.25% (d)(i)
Broadcasting and Entertainment — .16%
486	Spanish Broadcasting System, Inc., 10.75% (a)	Caa3	389
Containers, Packaging and Glass — 0%
1,975	Smurfit-Stone Container Corporation, 7%, (c)(f) ESC	(e)	—
Shares		Moody's Rating (Unaudited)	Value (Note 1)
Finance — .81%
1,125	Ally Financial, Inc., 7% (g)	B3	$1,077
34,475	GMAC Capital Trust I, 8.125%	B3	922
			1,999
Telecommunications — .28%
7,000	Crown Castle International Corp., 4.50%	(e)	700
	Total Preferred Stock (Total cost of $3,052)		3,088
	TOTAL INVESTMENTS — 138.77% (d) (Total cost of $331,064)		343,155
	CASH AND OTHER ASSETS LESS LIABILITIES — (38.77)% (d)		(95,867)
	NET ASSETS — 100.00%		$247,288

(a)  Denotes income is not being accrued and/or issuer is in bankruptcy proceedings.

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2013 was $0.

(d)  Percentages indicated are based on total net assets to common shareholders of $247,288.

(e)  Not rated.

(f)  Non-income producing.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $154,607 as of December 31, 2013.

(h)  Pay-In-Kind

(i)  All of the Fund's investments and other assets are pledged as collateral in accordance with the Bank Credit Agreement (Note 4).

(EUR)  Euro

(GBP)  British Pound

ESC  Escrow Cusip. Represents a beneficial interest to account for possible future payments by the company. Interest rate and maturity date are those of the original security.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2013
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $331,064 see Schedule of Investments and Note 1)	$343,155
CASH	2,194
RECEIVABLES:
Interest and dividends	6,137
PREPAID EXPENSES	99
Total assets	$351,585
Liabilities:
CREDIT AGREEMENT (Note 4)	$100,000
PAYABLES:
Investment securities purchased	325
Dividend on common stock	3,518
Interest on loan (Note 4)	68
ACCRUED EXPENSES (Note 3)	243
UNREALIZED LOSS ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 8)	143
Total liabilities	$104,297
Net Assets	$247,288
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	268,432
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	(1,049)
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(32,277)
NET UNREALIZED APPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	11,948
Net Assets Applicable To Common Stock (Equivalent to $10.58 per share, based on 23,368,918 shares outstanding)	$247,288

Statement of Operations
For the Year Ended
December 31, 2013 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$23,265
Dividend income	175
Other income	173
Total investment income	$23,613
Expenses:
Cost of leverage:
Interest expense (Note 4)	$1,075
Loan fees (Note 4)	8
Total cost of leverage	$1,083
Professional services:
Investment Advisor (Note 3)	$1,180
Legal	381
Custodian and transfer agent	319
Audit	56
Total professional services	$1,936
Administrative:
General administrative (Note 7)	$472
Directors	395
Insurance	143
Shareholder communications	45
Miscellaneous	35
NYSE	26
Total administrative	$1,116
Total expenses	$4,135
Net investment income	$19,478
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized gain on investments and currencies, net	$7,454
Change in net unrealized appreciation on investments and other financial instruments	$(4,646)
Net gain on investments	$2,808
Net increase in net assets resulting from operations	$22,286

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
From Operations:
Net investment income	$19,478	$21,658
Realized gain on investments and currencies, net	7,454	5,113
Change in net unrealized appreciation on investments and other financial instruments	(4,646)	16,887
Distributions from net investment income related to preferred stock
Dividends to preferred stockholders	—	(168)
Net increase in net assets resulting from operations	$22,286	$43,490
From Fund Share Transactions:
Net asset value of 43,738 and 190,565 shares issued to common stockholders for reinvestment of dividends in 2013 and 2012	468	1,955
Distributions to Common Stockholders:
From net investment income ($.86 and $.97 per share in 2013 and 2012, respectively)	$(20,097)	$(22,470)
Total net increase in net assets	$2,657	$22,975
Net Assets Applicable to Common Stock:
Beginning of period	$244,631	$221,656
End of period (Including $(1,049) and $249 of undistributed net investment income at December 31, 2013 and December 31, 2012, respectively)	$247,288	$244,631

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE:
Beginning of period	$10.49	$9.58	$10.17	$9.44	$5.75
NET INVESTMENT INCOME	.83	.93	1.03	1.06	1.06
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	.12	.96	(.57)	.73	3.65
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK: (b)	—	(.01)	(.01)	(.03)	(.12)
TOTAL FROM INVESTMENT OPERATIONS	.95	1.88	.45	1.76	4.59
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.86)	(.97)	(1.04)	(1.03)	(.90)
TOTAL DISTRIBUTIONS	(.86)	(.97)	(1.04)	(1.03)	(.90)
NET ASSET VALUE:
End of period	$10.58	$10.49	$9.58	$10.17	$9.44
PER SHARE MARKET VALUE:
End of period	$9.65	$10.45	$10.21	$9.96	$9.05
TOTAL INVESTMENT RETURN†	.73%	12.18%	13.61%	22.02%	126.88%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Years Ended December 31,
	2013	2012	2011	2010	2009
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$247,288	$244,631	$221,656	$234,624	$217,224
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)(b)	—	—	$85,425	$85,425	$85,425
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)(b)	$247,288	$244,631	$307,081	$320,049	$302,649
EXPENSE RATIOS:
Ratio of interest expense to average net assets*	.43%	.06%	—	—	—
Ratio of preferred and other leverage expenses to average net assets*	—	.04%	.04%	.05%	.04%
Ratio of operating expenses to average net assets*	1.23%	1.38%	1.42%	1.92%	1.55%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.66%	1.48%	1.46%	1.97%	1.59%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	7.82%	9.07%	10.10%	10.66%	13.59%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—	1.13%	1.07%	1.43%	1.07%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—	6.94%	7.41%	7.76%	9.20%
PORTFOLIO TURNOVER RATE	63.65%	69.91%	58.91%	79.02%	81.05%

  (a)  Dollars in thousands.

  (b)  In November 2012, the preferred stock was redeemed. See Note 5 to the financial statements.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2013	2012	2011	2010	2009
TOTAL AMOUNT OUTSTANDING: Preferred Stock	$—	$—	$85,425,000	$85,425,000	$85,425,000
Credit Agreement	$100,000,000	$85,425,000	—	—	—
ASSET COVERAGE: Per Preferred Stock Share (1)	$—	$—	$89,869	$93,664	$88,572
Per $1,000 borrowed under Credit Agreement (2)	$3,473	$3,864	—	—	—
Credit Agreement Asset Coverage (3)	347%	386%	—	—	—
INVOLUNTARY LIQUIDATION PREFERENCE: Per Preferred Stock Share (4)(5)	$—	$—	$25,000	$25,000	$25,000
LIQUIDATION VALUE: Per Preferred Stock Share (4)(5)	$—	$—	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of preferred shares outstanding.

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (3)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

  (4)  Plus accumulated and unpaid dividends.

  (5)  In January 2008, the Fund repurchased 600 shares of preferred stock at a price of $25,000 per share. In October 2008, the Fund accepted an unsolicited offer to buy back and retire 1,183 shares of preferred stock at a price of $16,250 per share. The Fund realized a gain of $10,351,000 on this transaction. In November 2012, the Fund redeemed all outstanding shares of its preferred stock at the liquidation preference per share of $25,000. See Note 5 to the financial statements.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows

For the Year Ended December 31, 2013
Cash Flows From Operating Activities: (Dollars in thousands)
Purchases of portfolio securities	$(643,678)
Sales and maturities of portfolio securities	626,779
Interest and dividends received	23,371
Other income	173
Operating expenses paid	(4,325)
Net cash provided by operating activities	$2,320
Cash Flows From Financing Activities:
Credit facility borrowings	14,575
Common stock dividends	(22,067)
Net cash used by financing activities	$(7,492)
Net Decrease in Cash	$(5,172)
Cash at Beginning of Period	7,366
Cash at End of Period	$2,194
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(643,678)
Sales and maturities of portfolio securities	626,779
Net increase in net assets resulting from operations	22,286
Amortization of interest	416
Net realized gain on investments and currencies	(7,454)
Change in net unrealized appreciation on investments and other financial instruments	4,646
Increase in interest and dividend receivable	(485)
Decrease in prepaid expenses	—
Decrease in accrued expenses and other payables	(190)
Net cash provided by operating activities	$2,320
Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consist of reinvestment of dividend distributions	$468

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2013

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not yet available (primarily fixed-income corporate bonds and notes) are stated at fair market value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available are valued in good faith at fair market value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2013

arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2013

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$340,067	$—	$340,067
Preferred Stock
Broadcasting and Entertainment	—	389	—	389
Containers, Packaging and Glass	—	—	—	—

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2013

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Finance	$922	$1,077	$—	$1,999
Telecommunications	700	—	—	700
Total Investments	$1,622	$341,533	$—	$343,155
Forward Currency Exchange Contracts	$—	$(153)	$—	$(153)

*  Debt Securities — All are level 2. Type of debt and industries are shown on the Schedule of Investments.

The Fund owns one Level 3 security with a value of zero at December 31, 2013. The value was determined by the Valuation Committee of the Fund's investment Advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation have taken into account litigation involving the security with no settlement expected for the foreseeable future. The security is not trading and there is no guarantee that holders will receive any distribution. The security will continue to be valued at zero until trading commences, the occurrence of company-specific or industry events, or other market factors suggest the value should be changed.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Equity Securities
Balance, December 31, 2012	$—
Sales	—
Change in unrealized appreciation (depreciation)	—
Realized gain (loss)	—
Transfers to Level 3 from Level 2	—
Balance, December 31, 2013	$—

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the year ended December 31, 2013, the Fund recognized no transfers to Level 1 from Level 2.

(2) Tax Matters and Distributions

At December 31, 2013, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $331,645,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $14,508,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $2,998,000. Net unrealized gain on investments for tax purposes at December 31, 2013 was approximately $11,510,000.

At December 31, 2013, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$5,110,000	December 31, 2016
26,830,000	December 31, 2017
$31,940,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common shareholders in 2013 and common and preferred shareholders in 2012 of approximately $20,097,000 and $22,638,000, respectively, was from ordinary income.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2013

As of December 31, 2013, the components of distributable earnings on a tax basis were approximately:

Undistributed Ordinary income	$—
Unrealized Gain	11,367,000
Capital Losses Carry Forward	(31,940,000)
Investments and Currencies Loss Deferrals	(804,000)
$(21,377,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, wash sales and post-October losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2013, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$(679,000)
Accumulated net realized loss from securities transactions	$679,000

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010-2012, or expected to be taken in the Fund's 2013 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,180,000 in management fees during the year ended December 31, 2013. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At December 31, 2013, the fee payable to T. Rowe Price was approximately $102,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

On October 10, 2012 the Fund entered into a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On November 8, 2012 the Fund borrowed $85,425,000 through this credit facility to finance the scheduled redemption of all outstanding shares of its auction term preferred stock. On May 14, 2013 the

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2013

Fund borrowed an additional $14,575,000. The credit facility provides for an initial term of one year and may be extended with respect to amounts outstanding at the end of the initial term for an additional year at the option of the Fund. On October 9, 2013 the Fund extended the term of the facility an additional year. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 1.07% and will be in effect until January 9, 2014 at which time the rate will be reset. For the year ended December 31, 2013 the weighted average rate on the loan was approximately 1.12% and the maximum amount borrowed during the period was $100,000,000. On December 31, 2013 the total amount outstanding on the loan was $100,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the year ended December 31, 2013 the Fund paid approximately $8,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Auction Term Preferred Stock (ATP)

The Fund announced that on November 9, 2012 it consummated, as provided under the terms of its charter, the scheduled redemption of all outstanding shares of its ATP at the liquidation preference per share of $25,000, plus all accrued and unpaid dividends to the date of redemption. As discussed in footnote 4, the aggregate amount of the redemption was financed through a credit facility with The Bank of Nova Scotia.

(6) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2013 were approximately:

Cost of purchases	$229,440,000
Proceeds of sales or maturities	$213,507,000

(7) Related Party Transactions

The Fund paid approximately $255,000 during the year ended December 31, 2013 to two officers of the Fund for the provision of certain administrative services.

(8) Derivative Contracts (Dollar Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2013 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset(1)	Liability(1)	Unrealized Appreciation (Depreciation)
Royal Bank of Canada	1/10/14	GBP	$(2,715)	$4,367	$4,496	$(129)
Deutsche Bank	1/10/14	GBP	(418)	669	693	(24)
State Street Bank	1/10/14	GBP	(104)	168	172	(4)
State Street Bank	1/10/14	GBP	(211)	341	350	(9)
JP Morgan	1/10/14	GBP	(106)	173	175	(2)
Goldman Sachs	1/10/14	GBP	354	586	579	7
Goldman Sachs	3/12/14	EUR	(228)	313	314	(1)
Deutsche Bank	3/12/14	EUR	(15,018)	20,668	20,659	9
Merrill Lynch	3/12/14	EUR	135	185	185	—
Net unrealized loss on open forward currency exchange contracts						$(153)

(1)  Forward currency exchange contracts are not shown gross on the statement of assets and liabilities. The net exposure is reflected.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2013

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2013 was as follows:

	Asset Derivatives December 31, 2013
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized loss on currency and forward currency exchange contracts	$(153)

The effect of derivative instruments that are included on the Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Loss on Derivatives
Realized gain on investments and currencies, net
Forward currency contracts	$(1,311)
Change in Unrealized Depreciation on Derivatives
Change in net unrealized appreciation on investments and other financial instruments
Forward currency contracts	$77

(9) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2013.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The New America High Income Fund, Inc., as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 20, 2014

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that its investment adviser is able to claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and is therefore not subject to regulation as a pool operator under the Commodity Exchange Act with respect to its management of the Fund.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

On October 24, 2013, the Board of Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors") within the meaning of the Investment Company Act of 1940, approved the continuation of the Advisory Agreement with the Adviser. In considering this action, the Directors requested and reviewed a variety of materials relating to the Fund and the Adviser, including information on the Adviser's organization, operations and personnel, services the Adviser provides to the Fund, the Adviser's investment management practices, the Adviser's fees and profitability, the Adviser's compliance programs, and the performance of the Fund relative to other closed-end high yield debt funds, the Adviser's other high yield debt clients and various high yield debt market indices, among other matters. The Directors also took into account performance, portfolio management, organizational and other information regarding the Fund and the Adviser provided to them by the Adviser and the Fund's personnel on an ongoing basis in connection with meetings of the Board and otherwise.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to various aspects of the Adviser's operations and personnel, including financial condition, portfolio management and other professional staff, organizational and management structure, trade placement policies and compliance practices. In the course of their deliberations regarding the Advisory Agreement, the Directors evaluated, among other things: (a) the services rendered by the Adviser in the past; (b) the qualifications and experience of the Adviser's personnel; and (c) the Adviser's compliance programs. The Directors also took into account the financial condition of the Adviser with respect to its ability to provide the services required under the Advisory Agreement. After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well-capitalized organization with substantial resources and personnel; (2) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (4) the Adviser's disciplined but flexible investment approach is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's leveraged structure; and (6) the Adviser maintains appropriate compliance programs.

Fund Performance. In evaluating Fund performance, the Directors considered (a) the Fund's performance relative to the performance of other leveraged closed-end high yield debt funds, (b) the Fund's performance relative to the performance of various third-party indices for registered high yield debt funds, (c) the Fund's performance relative to the performance of a composite designed to present the aggregate investment results for the high yield debt mandates managed by the Adviser, and (d) the Fund's performance relative to the performance of various third-party indices for the high yield debt market. The Directors also took note of the conditions in the high yield debt market during the period since the Adviser was retained, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability, and the limitations imposed on portfolio management by (i) the asset coverage requirements for the Fund's credit facility and (ii) the diversification and asset coverage requirements associated with the credit rating for the Fund's auction term preferred stock during the period when the preferred stock was outstanding. On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance has been reasonable given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt market.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Costs of Services/Adviser Profitability. The Directors determined that information relating to the cost to the Adviser of the services it provides under the Advisory Agreement and the profitability to the Adviser of its relationship with the Fund were not relevant to their consideration of the Advisory Agreement's continuation. During all relevant time periods there has been no affiliation or other relationship between Fund personnel or the Directors on one hand and the Adviser on the other hand, that would compromise the independence of Fund personnel and the Directors from the Adviser in negotiating the terms of, and the fee rate to be paid under, the Advisory Agreement. Fallout benefits to the Adviser from its relationship with the Fund were not a consideration in the Directors' deliberations as the Adviser did not appear to receive any material benefit from the Fund other than its advisory fees.

Economies of Scale. Given the Fund's advisory fee structure under the Advisory Agreement (which provides for breakpoints), and the Fund's current and anticipated size, the Directors concluded that the Fund's advisory fee adequately reflects any economies of scale the Adviser might enjoy in managing the Fund.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed information relating to the fees paid by the other registered fund with a high-yield debt mandate comparable to the Fund's that is managed by the Adviser (an open-end fund offered as part of the Adviser's family of funds), the Adviser's other fee schedules for client accounts focused on high yield debt, and data from Lipper Inc. on advisory fees paid by other funds in the Lipper CEFHY Leveraged Index. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser, the Fund's performance, and the other considerations noted above with respect to the Adviser, the Fund's advisory fee is reasonable.

Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders. Accordingly, on October 24, 2013, the Directors, including all of the Independent Directors, voted to approve continuation of the Advisory Agreement.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accountants

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 12, 2014

Independent Directors

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Joseph L. Bower DOB: 09/21/38	Director since 1988

Professor, Harvard Business School since 1963 – as Donald K. David Professor of Business Administration (1986-2007), Baker Foundation Professor since 2007, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager Program, and Chair of The Corporate Leader; Consultant on corporate strategy and organizational development since 1966.

Director of Anika Therapeutics, Inc. since 1992 and Loews Corporation (a conglomerate) since 2002.
Bernard J. Korman DOB: 10/13/31	Director since 1987

Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research) (1995-2010); Director of Medical Nutrition USA, INC (develops and distributes nutritional products) (2004-2010); Director of NutraMax Products, Inc. (consumer health care products) (1995-2008); President, Chief Executive Officer and Director of MEDIQ Incorporated (healthcare services) (1977-1995); Trustee of Kramont Realty Trust (a real estate investment trust) (June 2000-April 2005); Director of Pep Boys, Inc. (automotive aftermarket service and retail chain) (1988-2004) and Chairman (2003-2004).

Director of Omega Healthcare Investors, Inc. (real estate investment trust) since 1993.
Stuart A. McFarland DOB: 04/05/47	Director since 2013

Managing Partner, Federal City Capital Advisors, LLC since 1997; Chairman, Federal City Bancorp (2004-2007); Director, Brandywine Funds (2001-2013); President and CEO, Pedestal Inc. (internet enabled mortgage securities exchange) (1999-2003); EVP and General Manager, GE Capital Mortgage Services (1990-1996); President and CEO, GE Capital Asset Management Corporation (1990-1996); President and CEO, Skyline Financial Services Corp. (1988-1990) President and CEO, National Permanent Federal Savings Bank (1986-1988). Executive Vice President – Operations and Chief Financial Officer with Federal National Mortgage Association Fannie Mae (Fannie Mae) (1980-1985); and President and Director, Ticor Mortgage Insurance Company (1972-1980).

Trustee, Brookfield Funds (7 funds) since 2013; Director, United Guaranty Corporation since 2011; Director, Brookfield Helios Funds (6 funds) since 2008; Director, Newcastle Investment Corp. (real estate investment trust) since 2002.

Marguerite A. Piret DOB: 5/10/48	Director since 2004	President and Chief Executive Officer of Newbury, Piret & Company, Inc. (an investment bank) (1981-Present); Member, Board of Governors, Investment Company Institute (1996-2004).	Trustee of Pioneer Funds (57 funds) since 1980.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 12, 2014 — Continued

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Oleg M. Pohotsky DOB: 3/28/47	Director since 2013

Consultant and Managing Partner, Right Bank Partners (corporate governance and strategy consultancy) since 2002; SVP and Director of Mergers and Acquisitions, First Albany Bank (1991-2002); General Partner, Strategic Capital Associates (1989-1991).

Director, Avangardco Investments Public Holdings (agricultural production) since 2011; Advisor, Board of Advisors, Kaufman & Co. LLC (investment banking) since 2007; Senior Advisor, GovernanceMetrics International (governance research and ratings firm) since 2007; Trustee since 2000 and Chairman since 2012 of Hambrecht & Quist Healthcare Investors and Hambrecht & Quist Life Sciences Investors.

Interested Directors and Officers

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Robert F. Birch[4] DOB: 3/12/36	Lead Director Since 2013 Director since 1992	President of The New America High Income Fund, Inc. (1992-April 2013), Director of Brookfield/Helios Funds (1998-2011); Director of Brandywine Funds (2001-2008); Chairman of Board and Co-Founder of The China Business Group, Inc. (strategic management consulting firm) (1995-2008); Director and Strategic Planning Consultant at Dewe Rogerson, Ltd. (1992-1998) (public relations firm); Director and Chief Executive Officer of Memtek Corporation (manufacturer of capital equipment to treat liquid toxic waste) (1989-1992); President and Chief Executive Officer of Gardner and Preston Moss, Inc. (investment management firm) (1969-1987); Manager at Arthur Andersen and Company (audit and management consulting) (1960-1968).

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  4  The Fund has elected to treat Mr. Birch as an interested person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") on the basis of his past service as President of the Fund, which ended April 2013.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 12, 2014 — Continued

Ellen E. Terry (D.O.B. 4/9/59) is the Fund's sole executive officer. She has served as the Fund's President since April 2013; Treasurer of the Fund since 1991; and Chief Compliance Officer of the Fund since 2004. She served as Vice President of the Fund from 1992 to April 2013. Ms. Terry's address is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer's resignation or removal.

The New America High Income Fund, Inc.

PRIVACY POLICY

The New America High Income Fund Inc., (the "Fund") receives nonpublic personal information about individuals from the following sources:

• Information the Fund receives from an individual who chooses to register Fund shares in the individual's own name (a "registered holder") as provided on applications, forms, and otherwise;

• Information generated by a registered holder's Fund transaction and other account activity; and

• Information provided by individuals who make inquiries to the Fund via letter, E-mail or phone call ("correspondents")

The Fund does not disclose any nonpublic personal information about registered holders, former registered holders or correspondents to anyone, except as required by law or allowed under certain limited federal privacy law exceptions that relate, for example, to the maintenance and servicing of the Fund relationship. The Fund limits access to nonpublic personal information about these individuals to those Fund employees and third-party service providers who need the information in connection with Fund-related activities the Fund has asked them to perform. The Fund also maintains physical, electronic, and procedural safeguards that comply with federal standards to protect the security of registered holders' and correspondents' nonpublic personal information.

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2013

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance.  During the period covered by this report, there were no amendments to or waivers granted under the Code of Ethics.  The code of ethics is attached as an exhibit to this report and posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker LLP (“Tait, Weller”) served as independent public accountants for the Fund for the years ended December 31, 2013 and December 31, 2012. The services provided by Tait, Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal 2013, the aggregate fees billed by Tait, Weller in connection with the audit of the Fund’s 2013 financial statements and review of the 2013 semi-annual financial statements totaled $48,260. Those fees for fiscal 2012 were $47,100.

Audit-Related Fees.  For fiscal 2013, the aggregate fees billed by Tait, Weller for assurance and related services that are reasonable related to the performance of the audit and review of the Fund’s financial statements, including annual agreed-upon procedures related to requirements of the Fund’s articles supplementary totaled $0. Those fees for fiscal 2012 were $6,250.

Tax Fees. For fiscal 2013, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,300. For fiscal 2012 those fees were $7,200.

All Other Fees. Tait Weller did not bill for any products or services except as noted above, in fiscal 2013 or 2012.

Tait, Weller did not provide any non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in 2013 or 2012.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Board of Directors has an Audit Committee, which consists of all the independent Directors. The Audit Committee is presently comprised of Mr. Bernard J. Korman, Mr. Stuart Mc Farland, Ms. Marguerite Piret, Mr. Oleg Pohotsky and Professor Joseph L. Bower.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its

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management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

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Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  Outside the U.S., we expect companies to adhere to the

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minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

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Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts — Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

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Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

6

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of an investing T. Rowe Price fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund  in the same proportion as the votes cast by the shareholders of the underlying funds (other than the TRP Reserve Investment Funds).

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee co-chaired by Mark J. Vaselkiv and Paul A. Karpers.  Messrs. Vaselkiv and Karpers share day-to-day responsibility for managing the Fund and work with the Committee in developing and executing the Fund’s investment program.  Mr. Vaselkiv has been a chairman of the Committee since 2002.  He has served as a portfolio manager throughout the past five years.  Mr. Karpers has been a chairman of the Committee since 2005.  He has served as a portfolio manager throughout the past five years.  Their biographies are as follows:

Mark J. Vaselkiv

Mark Vaselkiv is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc. and T. Rowe Price Trust Company. He is a portfolio manager in the Fixed Income Division and head of the high yield team. Mark is a member of the Fixed Income Steering Committee and the firm’s Allocation Committee.  He is president and chairman of the Investment Advisory Committee of the High Yield Fund. Prior to joining T. Rowe Price in 1988, Mark was employed as a vice president for Shenkman Capital Management, Inc., New York, analyzing and trading high yield debt securities, and as a private placement credit analyst in the Capital Markets Group of Prudential Insurance Company. He earned a B.A. in political science from Wheaton College, Illinois, and an M.B.A. in finance from New York University, Leonard N. Stern School of Business.

Paul A. Karpers, CFA

Paul Karpers is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a high yield portfolio manager in the Fixed Income Division.  He is chairman of the Investment Advisory Committee of the T. Rowe Price Institutional High Yield Fund. Prior to joining the firm in 1994, Paul was with the Vanguard Group in Philadelphia. He earned a B.S. in finance from LaSalle University and an M.B.A. with concentrations in finance and information systems from New York University. Paul also has earned his Chartered Financial Analyst designation and is a member of the CFA Institute and the Baltimore CFA Society.

Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets

• registered investment companies:	4	$10,283.3 million
• other pooled investment vehicles:	3	$1,098.3 million
• other accounts:	8	$2,150.0 million

As of 12/31/2013.

Paul Karpers:

	Number of Accounts	TOTAL Assets

• registered investment companies:	3	$3,654.5 million
• other pooled investment vehicles:	2	$2,017.2 million
• other accounts:	6	$1,603.0 million

As of 12/31/2013.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.   T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T.

Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies.  We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. CS First Boston High Yield) and an applicable Lipper index (ex. High Current Yield Funds Average), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity.  The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees.  Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None
Paul A. Karpers	New America High Income Fund	$100,001 - $500,000

* As of 12/31/2013.

Item 8(b) — Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	The Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 5, 2014

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 5, 2014